                                                                   EXHIBIT 10.44

                            INDEMNIFICATION AGREEMENT



     THIS AGREEMENT is made and entered into this _____ day of _____, 19__ between Vista Medical Technologies, Inc., a Delaware corporation (the "Corporation"), and ____________ ("Officer").

                                    RECITALS:

     A. Officer, an officer (but not currently a member of the Board of Directors) of the Corporation, performs a valuable service in such capacity for the Corporation; and

     B. The stockholders of the Corporation have adopted Bylaws (the "Bylaws") providing, for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Law"); and

     C. The Bylaws and the Law, by their non-exclusive nature, permit contracts between the Corporation and its officers with respect to indemnification of officers; and

     D. In accordance with the authorization as provided by the Law, the Corporation may from time to time purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of services as directors and officers of the Corporation; and

     E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent and overall desirability of protection afforded officers by such D & O Insurance, if any, and by statutory and bylaw indemnification provisions; and

     F. In order to induce Officer to continue to serve as an officer of the Corporation, the Corporation has determined and agreed to enter into this contract with Officer;

     NOW, THEREFORE, in consideration of Officer's continued service as an officer after the date hereof, the parties hereto agree as follows:

     1. INDEMNITY OF OFFICER. The Corporation hereby agrees to hold harmless and indemnify Officer to the fullest extent authorized or permitted by the provisions of the Law, as it may be amended from time to time.

     2.   ADDITIONAL INDEMNITY.  Subject only to the exclusions set forth in
Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Officer:

          (a) against any and all legal expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Officer in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is, was or at any time becomes a director, officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          (b) otherwise to the fullest extent as may be provided to Officer by the Corporation under the non-exclusivity provisions of the Bylaws of the Corporation and the Law.

     3. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 2 hereof shall be paid by the Corporation:

          (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Officer is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by the Corporation;

          (b) in respect of remuneration paid to Officer if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          (c) on account of any action, suit or proceeding in which judgment is rendered against Officer for an accounting of profits made from the purchase or sale by Officer of securities of the Corporation pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (d) on account of Officer's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

          (e) on account of Officer's conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

          (f) on account of or arising in response to any action, suit or proceeding (other than an action, suit or proceeding referred to in Section 8(b) hereof) initiated by Officer or any of Officer's affiliates against the Corporation or any officer, director or stockholder of the Corporation unless such action, suit or proceeding was authorized in the specific case by action of the Board of Directors of the Corporation;

          (g) on account of any action, suit or proceeding to the extent that Officer is a plaintiff, a counter-complainant or a cross-complainant therein (other than an action, suit or proceeding permitted by Section 3(f) hereof); or

          (h) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Corporation and Officer have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

     4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Officer for any reason other than those set forth in paragraphs (b) through (g) of Section 3, then in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is or is alleged to be jointly liable with Officer (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Officer in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and Officer on the other hand from the transaction from which such action, suit or proceeding arose, and
(ii) the relative fault of the Corporation on the one hand and of Officer on the other hand in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of Officer on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     5.   CONTINUATION OF OBLIGATIONS.

          (a) All agreements and obligations of the Corporation contained herein shall continue during the period Officer is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Officer was serving the Corporation or such other entity in any capacity referred to herein.

          (b) For six years after the effective time of (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) or (ii) the sale of all or substantially all of the assets of the Corporation by means of any transaction or series of related transactions, the Corporation (to the extent the Corporation is not the continuing or surviving person of such reorganization, merger, consolidation or sale) shall cause the acquiring, continuing or surviving corporation to (x) indemnify and hold harmless Officer in accordance with Section 1 and 2 hereof and (y) use its best efforts to provide officers' liability insurance on terms substantially similar to the terms of the Corporation's then current officers' liability insurance policy in effect on the date thereof, or any other arrangement reasonably satisfactory to Officer, in respect of acts or omissions occurring on or prior to the effective time of the reorganization, merger, consolidation or sale.

     6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Officer of notice of the commencement of any action, suit or proceeding, Officer will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Officer otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Officer notifies the Corporation of the commencement thereof:

          (a) the Corporation will be entitled to participate therein at its own expense;

          (b) except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Officer. After notice from the Corporation to Officer of its election so as to assume the defense thereof, the Corporation will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Officer shall have the right to employ his or her own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Officer unless (i) the employment of counsel by Officer has been authorized by the Corporation, (ii) Officer shall have reasonably concluded that there may be a conflict of interest between the Corporation and Officer in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Officer's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Officer shall have made the conclusion provided for in (ii) above; and

          (c) the Corporation shall not be liable to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty, out-of-pocket liability, or limitation on Officer without Officer's written consent. Neither the Corporation nor Officer will unreasonably withhold its or his or her consent to any proposed settlement.

     7.   ADVANCEMENT AND REPAYMENT OF EXPENSES.

          (a) In the event that Officer employs his or her own counsel pursuant to Section 6(b)(i) through (iii) above, the Corporation shall advance to Officer, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Officer for such expenses.

          (b) Officer agrees that Officer will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Officer in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Officer is not entitled, under the provisions of the Law, the Bylaws, this Agreement or otherwise, to be indemnified by the Corporation for such expenses.

          (c) Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to Officer if Officer (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Officer, disclosure of confidential information in violation of Officer's fiduciary or contractual obligations to the Corporation, or any other willful and deliberate breach in bad faith of Officer's duty to the Corporation or its stockholders.

     8.   ENFORCEMENT.

          (a) the Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Officer to continue as an officer of the Corporation, and acknowledges that Officer is relying upon this Agreement in continuing in such capacity.

          (b) In the event Officer is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Officer for all of Officer's reasonable fees and expenses in bringing and pursuing such action.

     9. SUBROGATION. In the event of payment under this agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Officer, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

     10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Officer by this Agreement shall not be exclusive of any other right which Officer may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.

     11. SURVIVAL OF RIGHTS. The rights conferred on Officer by this Agreement shall continue after Officer has ceased to be a director, officer, employee or other agent of the Corporation or such other entity and shall inure to the benefit of Officer's heirs, executors and administrators.

     12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable to any extent for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify Officer to the full extent provided by the Bylaws or the Law, and the affected provision shall be construed and enforced so as to effectuate the parties' intent to the maximum extent possible.

     13. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of Delaware.

     14. BINDING EFFECT. This Agreement shall be binding upon Officer and upon the Corporation, its successors and assigns, and shall inure to the benefit of Officer, his or her heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

     15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless set forth in a writing signed by both parties hereto.

     16. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement shall confer upon Officer any right to continue in the service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or Officer which rights are hereby expressly reserved by each, to terminate Officer's service at any time for any reason whatsoever, with or without cause.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

Corporation:                       VISTA MEDICAL TECHNOLOGIES, INC.,
                                   a Delaware corporation


                                   By:
                                       -------------------------------------
                                                   (Signature)

                                    John R. Lyon, President
                                    ----------------------------------------
                                    Print Name and Title


OFFICER:

                                   ----------------------------------------
                                                (Signature)

                                   ----------------------------------------
                                   Print Name





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